Fair value measurements	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair value measurements
Fair value measurements:

The fair value topic of the FASB Accounting Standards Codification defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available, and minimize the use of unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities. The Company currently does not have any Level 1 financial assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1. Level 2 inputs include quoted prices for identical assets or liabilities in non-active markets, quoted prices for similar assets or liabilities in active markets and inputs other than quoted prices that are observable for substantially the full term of the asset or liability. The Company considers its convertible debentures a level 2 liability and believes that its carrying value approximates fair value.

Level 3 — Unobservable inputs reflecting management’s own assumptions about the input used in pricing the asset or liability.

As of December 31, 2014, the Company has classified the warrants with put and call rights as Level 3 (see “Note 8 – Warrant liability”). The Company estimated that the fair value of the warrants using a Black-Scholes option pricing model under various probability-weighted outcomes which take into consideration the protective, but limited, cash-settlement feature of the warrants. At issuance, the following average assumptions were assigned to the varying outcomes: expected volatility of 57.0%, risk free interest rate of 2.08%, expected life of five years and no dividends. On December 14, 2015, these warrants expired and, therefore, have no value as of December 31, 2015.

The following table summarizes the warrant activity for the period:

Warrant Liabilities
Fair value at December 31, 2014	$6,780
Fair value adjustment at December 14, 2015	(6,780)
Fair value at December 31, 2015	$—

              In connection with the Company’s asset impairment analysis (see Note 2 - Summary of significant accounting policies - Property and equipment),  the Company utilized Level 3 category fair value measurements. Those measurements employed the use of discounted cash flow analysis to determine the fair value of certain energy systems. The discounted cash flow analyses were based on estimates of the future profitability of each energy system based on existing specifically identifiable contractual provisions related to each energy system and a discounted at a rate of 5.61% per annum.

In connection with the ADGNY reorganization (see Note 4 - ADGNY reorganization), the Company utilized Level 3 category fair value measurements to account for the assets transferred to AES-NJ. Those measurements employed the use of discounted cash flow analysis to determine the fair value of certain energy systems. The discounted cash flow analyses were based on estimates of the future profitability of each energy system based on existing specifically identifiable contractual provisions related to each energy system and a discounted at a rate of 15% per annum or $632,016 and a book value of $474,146 with a resultant gain of $157,870.